UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 3, 2005
(Date of Earliest Event Reported)

SYMYX TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-27765	77-0397908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Central Expressway Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

(408) 764-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02. Results of Operations and Financial Condition

On February 3, 2005, the Registrant issued a press release announcing the Registrant’s earnings for the fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description
99.1	Press Release disseminated on February 3, 2005 announcing the Registrant’s earnings for the fiscal year ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.

Date: February 3, 2005	By:	/s/ Steven D. Goldby

Steven D. Goldby,
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: February 3, 2005	By:	/s/ Jeryl L. Hilleman

Jeryl L. Hilleman
Executive Vice President,
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release disseminated on February 3, 2005 announcing the Registrant’s earnings for the fiscal year ended December 31, 2004.